UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2020

People’s Utah Bancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT		84003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, the shareholders of People’s Utah Bancorp (the “Company”) approved the adoption of the People’s Utah Bancorp 2020 Equity Incentive Plan (the “Plan”) at the annual meeting of shareholders on May 27, 2020. The Plan was adopted by the Company’s Board of Directors on January 28, 2020, subject to shareholder approval. With shareholder approval obtained, the Plan is effective as of May 27, 2020. Subject to adjustment in certain circumstances, the Plan authorizes up to 1,000,000 shares of common stock for issuance.

Any officer, employee, director, regional director or consultant of the Company or any of its subsidiaries or affiliates is eligible to receive an award under the Plan. Generally, grants may be made in any of the following forms:

•	Stock Appreciation Rights
•	Stock Options
•	Restricted Stock and Restricted Stock Units
•	Other Stock-Based Awards

A summary of the Plan appears on pages 9-17 of the Company’s definitive proxy statement for its 2020 annual shareholder meeting, which was filed with the SEC on April 17, 2020. That summary is incorporated herein by reference. The foregoing description and the summary included in the Company’s definitive proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.03Amendments to Articles of Incorporation or Bylaws

On May 27, 2020, the Board of Directors of the Company approved the Amended and Restated Bylaws of AltabancorpTM (the “Amended Bylaws”).  The Amended Bylaws will be effective in conjunction with the Company’s anticipated name change June 30, 2020 (see discussion infra in Items 5.07 and 8.01).  The Amended Bylaws include conforming changes to reflect the change of the Company’s name to AltabancorpTM.  The Amended Bylaws also include revisions to Section 3.4 to provide that, in future director elections, director nominees will continue to be elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. However, any nominee for director in an uncontested election who receives a greater number of votes “withheld” from or “against,” as applicable, his or her election than votes “for” his or her election shall immediately offer to tender his or her resignation following certification of such shareholder vote. The Nominating and Governance Committee shall promptly consider the director’s resignation offer and make a recommendation to the Board of Directors on whether to accept or reject the offer taking into account such factors as the Nominating and Governance Committee may in its discretion determine appropriate. The Board of Directors shall act on the recommendation of the Nominating and Governance Committee (or substitute committee of independent directors if applicable) and publicly disclose its decision within 90 days following certification of the shareholder vote.  A copy of the Amended Bylaws reflecting blackline changes against the prior version of the Company’s Bylaws is attached hereto as Exhibit 99.1.

Item 5.07Submission of Matters to Vote of Security Holders

The Company held its Annual Shareholder Meeting on May 27, 2020.  In conjunction with that meeting, shareholders were asked to vote on four proposals, the voting results of each of which is provided below.

Proposal 1: Election of Class I Directors

Director	Votes For	Withheld	Broker Non-Votes
01. David G. Anderson	12,983,951	230,148	2,794,708
02. Deborah S. Bayle	9,884,816	3,329,283	2,794,708
03. Jonathan B. Gunther	12,612,670	601,429	2,794,708

Proposal 2: To ratify the selection of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.

	Votes
Votes For	Against	Abstentions
15,945,401	44,229	19,177

Proposal 3: To approve the Second Restated Articles of Incorporation of the Company, which include the following amendments: (i) change of the Company’s name to AltabancorpTM; (ii) declassification of the Board of Directors to provide for annual re-election of Directors; and (iii) conforming changes to eliminate references to non-voting stock and to otherwise be consistent with Utah law.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
10,830,154	2,374,587	9,358	2,794,708

Proposal 4: To approve the Company’s 2020 Equity Incentive Plan.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
12,134,924	155,824	923,351	2,794,708

Item 8.01Other Events

The Company intends to change its name to AltabancorpTM, effective June 30, 2020 and subject to requisite governmental approvals.  Shareholder approval for the name change was obtained in conjunction with the Company’s Annual Shareholder Meeting on May 27, 2020.  The name change, which will also include a new logo and the “ALTA” ticker symbol, is part of the Company’s transition to a unifying brand with its operating bank subsidiary AltabankTM for broader regional market appeal.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	People’s Utah Bancorp 2020 Equity Incentive Plan
99.1	Amended and Restated Bylaws

Forward-Looking Statements

Statements in this Form 8-K that are based on information other than historical data or that express the Company’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements in this Form 8-K include, without limitation, statements regarding the Company’s expectations regarding the change of the Company’s name to AltabancorpTM and related rebranding actions.

Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include factors discussed in the section titled “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive. The Company does not intend, or undertake any obligation to publicly update these forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: May 27, 2020	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer

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